UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
February 20, 2007

Chardan South China Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-51432	20-2479786
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

625 Broadway
Suite 1111
San Diego, California 92101
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(619) 795-4627

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Attached hereto as Exhibit 99.1, which is incorporated herein by reference, is a copy of certain slides to be used in making a presentation to analysts and potential investors and that may be used in subsequent presentations to interested parties, including analysts, potential investors and shareholders. This information is not “filed” pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD. Any information in this report supersedes inconsistent or outdated information contained in earlier Regulation FD disclosures.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Slides used in presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARDAN SOUTH CHINA ACQUISITION CORPORATION

Date: February 20, 2007	By:	/s/ Richard D. Propper
Richard D. Propper, M. D.
Chief Financial Officer